Managed Account Series
BlackRock U.S. Mortgage Portfolio
(the “Fund”)

Supplement dated August 28, 2015 to the Summary Prospectus of the Fund

This Supplement was previously filed on July 2, 2015.

Effective on September 1, 2015, the Fund’s Summary Prospectus is amended as follows:

In the section entitled “Purchase and Sale of Fund Shares” in the Fund’s Summary Prospectus for Institutional Shares, the Institutional Shares column of the table is deleted in its entirety and replaced with the following:

Institutional Shares
Minimum Initial Investment	There is no minimum initial investment for employer-sponsored retirement plans (not including SEP IRAs, SIMPLE IRAs or SARSEPs), state sponsored 529 college savings plans, collective trust funds, investment companies or other pooled investment vehicles, unaffiliated thrifts and unaffiliated banks and trust companies, each of which may purchase shares of the Fund through a Financial Intermediary that has entered into an agreement with the Fund’s distributor to purchase such shares.
$2 million for individuals and “Institutional Investors,” which, include but are not limited to, endowments, foundations, family offices, local, city, and state governmental institutions, corporations and insurance company separate accounts who may purchase shares of the Fund through a Financial Intermediary that has entered into an agreement with the Fund’s distributor to purchase such shares.
$1,000 for investors of Financial Intermediaries that: i) charge such investors a fee for advisory, investment consulting, or similar services or ii) have entered into an agreement with the Fund’s distributor to offer Institutional Shares through a no-load program or investment platform.
Minimum Additional Investment	No subsequent minimum.

Shareholders should retain this Supplement for future reference.

SPRO-MAS-U-0815SUP